                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                              APCO Argentina Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                               APCO ARGENTINA INC.

                       CAYMAN INTERNATIONAL TRUST BUILDING
                               POST OFFICE BOX 309
                              ALBERT PANTON STREET
                            GEORGE TOWN, GRAND CAYMAN
                       CAYMAN ISLANDS, BRITISH WEST INDIES

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 31, 2002

TO THE HOLDERS OF ORDINARY SHARES:

         NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Apco Argentina Inc. (the "Company") will be held on January 31, 2002, at 12:00 p.m. local time, in the WCG Community Room of the Williams Resource Center at One Williams Center, Tulsa, Oklahoma, for the following purposes:

         (1)      To elect two directors of the Company;

         (2) To appoint Arthur Andersen LLP as the independent auditor of the Company for 2001;

         (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on January 18, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

January 18, 2002

                                          By Order of the Board of Directors
                                                  Suzanne H. Costin
                                                     Secretary



--------------------------------------------------------------------------------

                       IMPORTANT -- YOUR PROXY IS ENCLOSED

                  Even if you intend to be present at the Annual General Meeting, please sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the meeting. A return envelope is enclosed for this purpose.

--------------------------------------------------------------------------------

                               APCO ARGENTINA INC.

                       CAYMAN INTERNATIONAL TRUST BUILDING
                               POST OFFICE BOX 309
                              ALBERT PANTON STREET
                            GEORGE TOWN, GRAND CAYMAN
                       CAYMAN ISLANDS, BRITISH WEST INDIES

                                 PROXY STATEMENT
                 FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 31, 2002

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Apco Argentina Inc. (the "Company") to be used at the 2001 Annual General Meeting of Shareholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual General Meeting of Shareholders and at any and all adjournments of said meeting.

                SOLICITATION AND REVOCATION OF PROXIES AND VOTING

         Execution and return of the proxy will not in any way affect a shareholder's right to attend the Annual General Meeting of Shareholders and to vote in person, and a shareholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked prior to its exercise by delivering written notice of revocation to the Secretary of the Company, by executing a later dated proxy or by attending the meeting and voting in person. Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted at the Annual General Meeting of Shareholders or any adjournment thereof as specified therein by the person giving the proxy, but if no specification is made, the shares represented by proxy will be voted as recommended by the Board of Directors.

         The expenses of this proxy solicitation, including the cost of preparing and mailing the Proxy Statement and proxy, will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of the Company's Ordinary Shares. The Company expects to solicit proxies primarily by mail, but directors, officers, employees and agents of the Company may also solicit proxies in person or by telephone or by other electronic means. This Proxy Statement and accompanying proxy were first mailed to shareholders on or about January 18, 2002.

         The presence, in person or by proxy, of a majority of the outstanding Ordinary Shares entitled to vote at the Annual General Meeting shall constitute a quorum for the transaction of business. A quorum being present, all proposals to be voted on at the Annual General Meeting will be decided by a majority of the votes cast by the shareholders entitled to vote thereon unless the proposal relates to matters on which more than a majority vote is required under the Company's Memorandum of Association, its Articles of Association or the laws of the Cayman Islands, under whose laws the Company is incorporated.

         A shareholder may, with respect to the election of directors: (i) vote for the election of the nominees named herein, or (ii) withhold authority to vote for such nominees. A shareholder may, with respect to each other matter to be voted upon: (i) vote for the matter, (ii) vote against the matter, or (iii) abstain from voting on the matter.

         A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in the broker's name on certain matters in the absence of instructions from the beneficial owner of such stock. Such shares are considered present at the meeting when voted for other purposes and will count for purposes of determining the presence of a quorum. However, such nonvoted shares have the legal effect of a vote against proposals on which voting instructions are not received. Abstaining from voting on a matter also has the legal effect of voting against such matter.

         As a matter of policy, proxies and voting tabulations that identify individual shareholders are kept confidential. Such documents are only made available to those who process the proxy cards, tabulate the vote and serve as inspectors of election and certain employees of the Company responsible for the Annual General Meeting. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

         Only holders of the Company's Ordinary Shares of record at the close of business on January 18, 2002, will be entitled to receive notice of and to vote at the Annual General Meeting. The Company had 7,360,311 Ordinary Shares outstanding on the record date, and each share is entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The Company's directors and officers do not own, directly or beneficially, any of the Company's Ordinary Shares, other than directors' qualifying shares. The following table sets forth the number of Ordinary Shares of the Company and the percentage represented by such number of each person who is known to the Company to own beneficially five percent or more of the Company's Ordinary Shares. Certain information in the table was obtained from filings made with the Securities and Exchange Commission.

                                                                                Number of
                                                                                Ordinary       Percent
             Name and Address                                                    Shares        of Class
             ----------------                                                   ----------     --------
Williams Global Energy (Cayman) Limited ("Williams Global Energy")(1)......      5,075,398        68.96%
One Williams Center
Tulsa, Oklahoma  74172

Lehman Brothers Holdings Inc.(2)...........................................        466,639         6.30%
3 World Financial Center, 24th Floor
New York, New York 10285

                              ELECTION OF DIRECTORS

         Messrs. Randy Barnard and Phillip D. Wright have been nominated to be elected as a director at the Annual General Meeting to serve for a three-year term expiring in 2004. Messrs. Thomas Bueno, Robert J. LaFortune and John H. Williams will continue to serve as a director in accordance with their prior election.

         The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of Messrs. Barnard and Wright. Should Messrs. Barnard or Wright become unable for any reason to stand for election as a director of the Company, the Company intends that the persons named in the proxy will vote for the election of such other person or persons as the Board of Directors may propose to replace such nominee. The Company knows of no reason why Messrs. Barnard or Wright will be unavailable or unable to serve.


----------
         (1) Williams Global Energy is an indirect wholly-owned subsidiary of Williams International Company, which is a direct wholly-owned subsidiary of The Williams Companies, Inc. ("Williams"). As a result, Williams is deemed to share voting and dispositive power with respect to the shares held by Williams Global Energy.

         (2) A filing with the Securities and Exchange Commission ("SEC") dated February 14, 2001 indicates that Lehman Brothers Holdings Inc. ("Lehman") holds sole voting and dispositive power with respect to the shares held by Lehman.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Randall L. Barnard, age 43

         Director since 2001. Mr. Barnard is and has been the Chairman of the Board, Chief Executive Officer and President of the Company since August 2001. He has served as President and General Manager of Williams International Company, a subsidiary of The Williams Companies, Inc. ("Williams"), that develops, builds, manages and invests in international physical energy assets, since September 2000. He was previously Venezuelan Country Manager for Williams International Company from 1997 through September 2000 and the Managing Director of Business Development for Latin America for Williams International Company from 1996 to 1997. He is currently a director of Petrolera Perez Companc S.A.

Phillip D. Wright, age 46

         Mr. Wright has served as President and Chief Operating Officer of Williams Energy Services since September 2001 as well as President and Chief Operating Officer of Williams Energy Partners LP since February 2001. He was previously Senior Vice President, Enterprise Development and Planning for Williams Energy Services Group from 1996-2001 and President and Chief Operating Officer of Williams Energy Derivatives and Trading Company from 1994-1996.


MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Thomas Bueno, age 49

         Director since 1998. Mr. Bueno is and has been the Controller and Chief Accounting Officer of the Company since 1991 and was named General Manager in 1999. Mr. Bueno is also a Director of Petrolera Perez Companc S.A., the operator of the Entre Lomas Concession.

Robert J. LaFortune, age 73

         Director since 1998. Mr. LaFortune is self-employed and manages personal investments. He is the former mayor of the City of Tulsa and a director of Williams from 1978 to 1999. He is also a director of Bank of Oklahoma Financial Corporation.

John H. Williams, age 82

         Director since 1992. Mr. Williams is engaged in personal investments and has been for more than five years. He was Chairman of the Board and Chief Executive Officer of Williams prior to retiring at the end of 1978. Mr. Williams is also director of Unit Corporation, Westwood Corporation, Willbros Group, Inc. and Petrolera Perez Companc S.A.

                             ----------------------

         During 2000, the Board of Directors held three meetings. All members were present for all three meetings. The Board of Directors has an audit committee composed of independent directors, John H. Williams and Robert J. LaFortune (chair), which reviews the audits of the Company and reviews and approves the independence of the independent auditor. The audit committee held two meetings in 2000, and all members were present for each meeting. The Board of Directors does not have executive, nominating or compensation committees or any other Board committees performing similar functions.

                            COMPENSATION OF DIRECTORS

         Directors who are employees of Williams receive no compensation for service on the Board of Directors. Directors who are not employees of Williams receive an annual retainer of $8,000 and an additional fee for attending Board meetings of $500 per meeting. Additionally, Directors who are not employees of Williams and who serve on the audit committee receive a fee of $500 for attending audit committee meetings. The Chairman of the audit committee receives an annual retainer of $1,000. Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or otherwise by reason of their being a director.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         Mr. Barnard is President and General Manager of Williams International Company, a subsidiary of Williams. Mr. Barnard receives no salary, bonus or other compensation from the Company, and Williams International Company does not charge the Company for Mr. Barnard's time in serving as the Company's Chief Executive Officer. No other executive officer of the Company has a total annual salary and bonus paid by the Company in excess of $100,000. No other compensation was awarded to, earned by or paid to any of the Company's executive officers of a nature required to be reported herein. The Company understands that it is the position of Williams International Company that Mr. Barnard's compensation as an officer of Williams International Company includes compensation for his responsibilities for Williams International Company's investments, including its investment through Williams Global Energy in the Company, and that no additional compensation from the Company would be appropriate.

         As reported elsewhere herein, Williams, through Williams Global Energy, owns 68.96 percent of the Ordinary Shares of the Company. Williams and its subsidiaries provide management and administrative services to the Company, and the Company, to a limited extent, purchases materials and supplies through them. The Company paid approximately $205,000 in 2000 and $147,000 in 1999 for such services and purposes.

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the Company's cumulative total shareholder return on its Ordinary Shares with the cumulative total return of the NASDAQ Stock Index (U.S. and Foreign) and the NASDAQ Oil & Gas Extraction Index (SIC 1300-1399, U.S. and Foreign) for a five-year period commencing January 1, 1995. The industry index was prepared by the Center for Research in Security Prices. The Company will undertake to provide shareholders a list of the component companies included in the NASDAQ Oil and Gas Extraction Index upon request.

                               [PERFORMANCE GRAPH]

                                           1/1/1995  12/31/1996  12/31/1997  12/31/1998  12/31/1999  12/31/2000
                                           --------  ----------  ----------  ----------  ----------  ----------
Apco Argentina Inc.                           100.0       159.5       222.3       130.9       209.8       194.0
NASDAQ Stock Market                           100.0       122.4       149.4       207.0       385.9       232.8
NASDAQ Oil & Gas Extraction Stocks            100.0       171.1       176.8        80.6       106.6       200.4

                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP, a firm of independent public accountants, has acted as auditors for the Company since its incorporation in 1979. The Board of Directors recommends a vote for the approval of the proposal to appoint Arthur Andersen LLP as auditors for the Company in 2001.

         A representative of Arthur Andersen LLP will be present at the Annual General Meeting and will be available to respond to appropriate questions. Although the audit firm has indicated that no statement will be made, an opportunity for a statement will be provided.

                              SHAREHOLDER PROPOSALS

         A shareholder who intends to present a proposal at the next Annual General Meeting must submit the written text of the proposal to the Company no later than June 15, 2002, in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. The proposal should be sent to the attention of the Corporate Secretary.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matter that may come before the meeting. Should any such matters arise, however, the persons named in the accompanying proxy intend to vote said proxy in accordance with their judgment on such matters in what they consider the best interests of the Company. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the meeting.

         It is important that your shares be represented at the meeting regardless of the number of shares you hold. Whether or not you plan to attend, please sign, date and return the enclosed proxy promptly. For your convenience, a return envelope is enclosed requiring no additional postage if mailed within the United States.


January 18, 2002

                                        By Order of the Board of Directors
                                                  Suzanne H. Costin
                                                     Secretary

                       [HARDING & HEAL, INC. LETTERHEAD]


                           o DETACH PROXY CARD HERE o


------------------------------------------------------------------------------------------------------------------------------------

[ ]     SIGN, DATE AND RETURN THE              [X]               Note: Please sign exactly as name appears
        PROXY CARD PROMPTLY                                      hereon. Joint owners should each sign.
        USING THE ENCLOSED           VOTES MUST BE INDICATED     When signing as attorney, executor, admin-
        ENVELOPE.                   (x) IN BLACK OR BLUE INK.    istrator, trustee or guardian, please give full
                                                                 title as such.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

                                                                               FOR [ ]          WITHHOLD [ ]    EXCEPTIONS [ ]
     1. Election of Director                                                   ALL              FOR ALL

     Nominees: Randy L. Barnard, Phillip D. Wright
     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEES, MARK THE "EXCEPTIONS" BOX AND WRITE THE NOMINEE'S NAME IN THE
     SPACE PROVIDED BELOW.)
     *Exceptions
                --------------------------------------------------------------------------------------------------------------------

                                                                                                             FOR   AGAINST   ABSTAIN
     2. Appointment of Arthur Andersen LLP as auditors for 2001.                                             [ ]     [ ]       [ ]

     3. In the discretion of one or more of said proxies upon any other business as may properly come before the meeting and at any adjournment thereof.
        The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournment thereof.

                                                                               Shareholder sign here                            Date

                                                                               ---------------------------------    ----------------



                                                                               Co-Owner sign here

                                                                               -----------------------------------------------------



                                      3835

                        [HARDING & HEAL, INC. LETTERHEAD]




                               APCO ARGENTINA INC.
     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR
            ANNUAL GENERAL MEETING OF SHAREHOLDERS - JANUARY 31, 2002

     The undersigned shareholder of Apco Argentina Inc. hereby appoints THOMAS BUENO, RANDY L. BARNARD and SUZANNE H. COSTIN jointly and severally with full power of substitution, as proxies to represent and vote all of the Ordinary Shares the undersigned is entitled to vote at the Annual General Meeting of Shareholders of Apco Argentina Inc. to be held on January 31, 2002, and at any and all adjournments thereof, on all matters coming before said meeting.

                                       (Change of Address)

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

     You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxy cannot be voted unless you sign, date and return this card.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                  APCO ARGENTINA INC.
                                  P.O. BOX 11263
                                  NEW YORK, N.Y. 10203-0263

To change your address, please mark this box.   [ ]



                                     (CONTINUED AND TO BE DATED ON REVERSE SIDE)